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                                                  Exhibit 10.1(b)

                LOAN AGREEMENT - SIXTH AMENDMENT

      This Loan Agreement - Sixth Amendment (hereinafter referred to as "Sixth Amendment") is made and effective as of the 31st day of December, 1998, by and between Hecla Mining Company, a Delaware corporation, whose address is 6500 Mineral Drive, Coeur d'Alene, Idaho 83815-8788 (hereinafter referred to as "Hecla"), and ConSil Corp., an Idaho corporation, which has an address at 6500 Mineral Drive, Coeur d'Alene, Idaho 83815-8788 (hereinafter referred to as "ConSil").

                    RECITALS AND DEFINITIONS

      WHEREAS, Hecla and ConSil entered into that certain Loan Agreement dated June 28, 1996, as amended February 19, 1997, April 16, 1997, August 1, 1997, October 1, 1997 and March 30, 1998 (hereinafter referred to, as amended, as the "Agreement") pursuant to which ConSil borrowed certain funds from Hecla, and Hecla loaned certain funds to ConSil, all on the terms and conditions contained in the Agreement;

      WHEREAS, Hecla and ConSil wish again to amend the Agreement with this Sixth Amendment, on the terms and conditions specified herein;

      NOW,  THEREFORE, in consideration of the foregoing and  the
following   mutual   promises,  covenants,   considerations   and
conditions, the parties, intending to be legally bound, do hereby agree as follows:

                            AGREEMENT

      1.   Amendment  of Principal Amount of Loan;  Interest  and
           ------------------------------------------------------
Term:
----

        Section 1 of the Agreement shall be deemed to read in its entirety as follows:

           Until further notice, and on the condition that ConSil not be in default with respect to any of the terms of this Loan Agreement, or with respect to any outstanding note evidencing any advance made hereunder, Hecla shall make available to ConSil a loan not to exceed SEVEN HUNDRED TWENTY FIVE THOUSAND DOLLARS ($725,000) (hereinafter referred to as the "Principal Sum"), on which Principal Sum ConSil shall pay interest thereon from the date of advancement of such funds, at the prime rate of interest specified in the Wall Street Journal, plus one and one-half percent (1.5%) per year until paid, (hereinafter referred to as the "Loan"), which Loan shall be repaid on demand by Hecla, but in no event later than March 31, 2000.

      2.   Execution of Replacement Note, Assignments  and  Other
           ------------------------------------------------------
Certificates.
------------

        ConSil   shall  execute   a   replacement   note
substantially in the form attached hereto as Exhibit A, together with a certificate of its corporate Secretary certifying that:

          (i) the individuals executing this Sixth Amendment and all documents delivered in accordance herewith were the duly appointed officers of ConSil, authorized to execute and deliver the same; and

          (ii) all representations, warranties and conditions precedent set forth in the Agreement are and remain true, accurate, correct and fulfilled as of the date of the delivery of this Sixth Amendment.



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       3.   Entire  Agreement.
            -----------------

        This Sixth Amendment and the Agreement shall constitute the entire agreement between the parties with respect to the transactions contemplated herein and therein, and any prior understanding or representation of any kind preceding the date of this Sixth Amendment shall not be binding on either party except to the extent incorporated in this Sixth Amendment and the Agreement.

       4.   Consideration.
            -------------

        The consideration for this Sixth Amendment shall be deemed to be the extension of additional credit and additional time for repayment, all as specified in Section 1 of this Sixth Amendment, the receipt and adequacy of which ConSil and Hecla hereby expressly acknowledge.

      5.   Loan  Agreement  Effective and  Otherwise  Unaffected.
           -----------------------------------------------------

        Hecla  and  ConSil  expressly  acknowledge  and  agree  that  the
Agreement  is  in full force and effect, no default has  occurred and  except  as  expressly amended by this Sixth  Amendment,  the
Agreement   shall  govern  the  terms  and  conditions   of   the
transactions contemplated herein and in the Agreement.

      IN WITNESS WHEREOF duly authorized officers of the parties executed this Sixth Amendment on the date first above written.

CONSIL CORP.                  HECLA MINING COMPANY



By /S/ Michael B. White       By /S/ John P. Stilwell
  --------------------------    -------------------------------
Name:  Michael B. White            John P. Stilwell
Title: Vice President              Vice President
                                   Chief Financial Officer

                              ATTEST:



                               /S/ Nathaniel K. Adams
                               --------------------------------
                                   Nathaniel K. Adams
                                   Assistant Secretary



















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STATE OF IDAHO      )
                    )    ss.
COUNTY OF KOOTENAI  )

      On this thirty-first day of December, in the year of 1998, before me, the undersigned, a Notary Public in and for the State of Idaho, personally appeared John P. Stilwell and Nathaniel K. Adams, known or identified to me to be the Vice President - Chief Financial Officer and the Assistant Secretary, respectively, of HECLA MINING COMPANY, the officers who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written.



                               /S/ Tami D. Hansen
                              ----------------------------------
                              Notary Public
                              Residing at: Otis Orchards, Wash.
                              My Commission Expires:  9/12/2003


STATE OF IDAHO      )
                    )    ss.
COUNTY OF KOOTENAI  )

      On this thirty-first day of December in the year of 1998, before me, the undersigned, a Notary Public in and for the State of Idaho, personally appeared Michael B. White, known or identified to me to be the Vice President of ConSil Corp., the officer who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written.



                               /S/ Tami D. Hansen
                              -----------------------------------
                              Notary Public
                              Residing at Otis Orchards, Wash.
                              My Commission Expires:  9/12/2003














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